Investor Presentation Exhibit 99.1 January 2013

Disclosure Statements
“Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,”
“plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-
looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to our financial and operational performance: general economic conditions;
our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from our future cash flows, increases in our borrowing base, joint venture partners and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s Annual Report on Form 10-K for the year ended December 31, 2011. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.
only proved, probable and possible reserves.  Potential resources are not proved, probable or possible reserves.  The SEC’s guidelines prohibit
Matador from including such information in filings with the SEC.
Safe Harbor Statement – This presentation and statements made by representatives of Matador Resources Company (“Matador” or the
Cautionary Note – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose

Company Summary

Foran Oil & Matador Petroleum

Matador History
Matador Resources Company
Predecessor Entities
(1) Tom Brown purchased by Encana in 2004
Matador Today
Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in contributed capital from 17 friends and family members
Founded by Joe Foran in 2003 with a proven management and technical team and board of directors
Grown through the drill bit, with focus on unconventional reservoir plays, initially in Haynesville
In 2008, sold Haynesville rights in approximately 9,000 net acres to Chesapeake for approximately
$180 million; retained 25% participation interest, carried working interest and overriding royalty interest
Relatively early in the play, redeployed capital into the Eagle Ford, acquiring over 30,000 net acres for approximately $100 million, most in 2010 and 2011
Capital spending focused on developing Eagle Ford and transition to oil
IPO in February 2012 (NYSE: MTDR) had net cash proceeds of approximately $136.6 million
Sold to Tom Brown, Inc.     in June 2003 for an enterprise value of $388 million in an all-cash transaction

Investment Highlights
Strong Financial Position and Prudent Risk Management
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Expanding acreage position in Delaware Basin in West Texas
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially held by production (HBP)
Proven Management and Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and projected to increase approximately eight-fold in 2012
2013E capital expenditure program focused on oil and liquids exploration and development

Matador’s Continued Growth

TOTAL OIL AND
TOTAL OIL PRODUCTION
(1)
NATURAL GAS REVENUES ADJUSTED EBITDA
(2)
(1)  2013E Total Oil Production at the mid-point of 2013 guidance of estimated total oil production of 1.6 to 1.8 million barrels
(2)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

Growth in PV-10
(1)
from Proved Reserves
2008
(2)
2009
(2)
2010
(2)
2011
(2)
2012
(2)
(1) PV-10 is a non-GAAP measure.  For a reconciliation of Standardized Measure (GAAP) to PV-10 (non-GAAP), please see Appendix
(2) At December 31 of each respective year
7
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$41.00 oil
$5.71
$57.65 oil
$3.87  gas
$75.96 oil
$4.38
$92.71 oil
$4.12
$91.21 oil
$2.76
SEC Pricing
Oil, $/Bbl
Gas, $/MMBtu
gas
gas
gas
gas

Eagle Ford South Texas Key Operating Areas

Eagle Ford and Austin Chalk Overview
Acreage positioned in some of the
most active counties for Eagle Ford
and Austin Chalk (including
“Chalkleford”)
Two rigs running, primarily focused on
oil and liquids
2013E capital expenditure program
focused on oil and liquids exploration
and development
Proved Reserves @ 12/31/12 14.3 Million BOE
(1)
% Proved Developed 46%
% Oil / Liquids 72%
Daily Oil Production
(2)
3,259 Bbl/d
Gross Acres
(3)
44,326 acres
Net Acres
(3)
29,555 acres
Eagle Ford
(3)(4)
29,555 acres
Austin Chalk
(3)(4)
17,317 acres
2013E Anticipated Drilling 27.4 net wells
2013E CapEx Budget $242.7 million
(1)
Compared to 4.7 Million BOE Proved Reserves at December 31, 2012
(2)
Estimated average daily oil production for year ended December 31, 2012 compared to 331 Bbl/d for year ended December 31, 2011
(3)
As of November 30, 2012
(4)
Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore, the sum for both formations is not equal to the total net acreage

Highlights

Eagle Ford Properties are in Good Neighborhoods
Matador’s acreage in
counties with robust
transaction activity – “good
neighborhoods”
Transaction values ranging
from $10,000 to $30,000 per
acre
Matador’s Eagle Ford
position approximately
30,000 net acres
Acreage in both the eastern
and western areas of the
play
Approximately 90% of
acreage in prospective oil
and liquids windows
Acreage offers potential for
Austin Chalk, Buda, Pearsall
and other formations
Good reputation with land and mineral owners
Frio
Medina
Bexar
Guadalupe
Gonzales
Atascosa
Bee
Goliad
Live Oak
McMullen
La Salle
Zavala
Dimmit
Wilson
Dewitt
OIL FAIRWAY
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS
FAIRWAY
June 2011
+$14,000 / acre
SHELL / HARRISON RANCH
March 2010
~$10,000 / acre
TALISMAN-STATOIL / ENDURING
October 2010
+$13,000 / acre
CNOOC / CHESAPEAKE
October 2010
+$11,000 / acre
HUNT / MARUBENI
January 2012
+$20,000 / acre
MARATHON / HILCORP
June 2011
+$24,000 / acre
KKR / HILCORP
June 2010
~$10,000 / acre
MARATHON / PALOMA
May 2012
+$30,000 / acre
Matador
Anadarko
EOG
Chesapeake
El Paso
Carrizo
Shell
Petrohawk/BHP
SM Energy
Pioneer
Marathon
TALISMAN- STATOIL / SM ENERGY
Note:  All Matador acreage as of November 30, 2012 and all other acreage based on public information

EAGLE FORD EAST
7,568 gross / 6,171 net acres
EOG OPERATED, MTDR WI ~21%
13,055 gross / 2,515 net acres
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
14,812 gross / 11,978 net acres
San Antonio
Uvalde
Medina
Zavala Frio
Dimmit
La Salle
Webb
Bexar
Atascosa
McMullen
Live Oak
Bee
Goliad
Dewitt
Gonzales
Wilson
EAGLE FORD ACREAGE TOTALS
44,326 gross / 29,555 net acres
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Glasscock
Ranch
Shelton
Newman ZLS
Martin Ranch
Northcut
Affleck
Troutt
Sutton
MRC/EOG
Pawelek
Danysh
Sickenius
Lyssy
Repka
RCT Wilson
Love
Cowey
Keseling
Finney
Lewton
Hennig
Nickel
Ranch
Pena
Eagle Ford Properties
Note:  All acreage as of November 30, 2012
Karnes
Matador Resources Acreage

2012 Operated Eagle Ford Completion Results – 24 Hour IP Tests

Well Name County Completion Date Perforated Length
(1)
Top Perf
(2)
Frac Stages Oil IP
(3)(4)
Gas IP
(3)(4)
Oil Equiv IP
(5)
Choke Pressure
Total  (ft.) (ft.) (Bbl/day) (Mcf/day) (BOE/day) (inch) (psi)
2012 Wells
Martin Ranch A 8H La Salle 1/28/2012 6,092 9,559 21 1,089 831 1,228 26/64 1,750
Martin Ranch A 6H La Salle 2/8/2012 6,509 9,550 22 689 1,714 975 26/64 1,650
Martin Ranch A 7H La Salle 2/12/2012 4,902 9,502 17 609 481 689 26/64 1,040
Martin Ranch B 4H La Salle 2/18/2012 3,801 9,701 13 595 968 756 26/64 1,320
Matador Sickenius Orca 1H Karnes 3/16/2012 5,712 10,897 19 785 540 875 26/64 820
Northcut A 1H La Salle 3/23/2012 4,446 9,209 15 583 592 682 26/64 1,000
Matador Danysh Orca 1H Karnes 4/1/2012 4,962 11,537 17 1,012 1,126 1,200 26/64 1,175
Northcut A 2H La Salle 5/1/2012 4,503 9,273 15 758 761 885 24/64 950
Matador Pawelek Orca 1H Karnes 6/5/2012 6,103 11,231 20 670 739 793 16/64 2,510
Matador Pawelek Orca 2H Karnes 6/7/2012 6,202 11,240 28 861 755 987 16/64 2,460
Matador Danysh Orca 2H Karnes 6/10/2012 5,115 11,331 17 750 746 874 16/64 2,675
Glasscock Ranch 1H Zavala 6/27/2012 5,352 7,166 18 307 0 307 pump 140
Matador K. Love Orca 1H DeWitt 8/10/2012 5,077 13,048 17 1,793 2,171 2,155 16/64 5,280
Matador K. Love Orca 2H DeWitt 8/11/2012 4,871 12,830 17 1,757 2,126 2,111 16/64 5,900
Northcut B 2H LaSalle 9/6/2012 4,777 9,131 16 410 315 463 16/64 1,175
Northcut B 1H LaSalle 9/12/2012 4,798 9,085 16 423 169 451 16/64 1,500
Matador Sickenius Orca 2H Karnes 9/16/2012 5,982 10,829 25 851 556 944 16/64 2,000
Martin Ranch A 12H LaSalle 10/4/2012 4,897 9,507 21 640 1,955 966 16/64 1,680
Matador K. Love Orca 4H DeWitt 11/4/2012 4,012 12,611 14 1,509 841 1,649 16/64 4,900
Matador K. Love Orca 3H DeWitt 11/6/2012 4,777 12,787 16 1,456 1,585 1,720 16/64 4,775
Martin Ranch B 13H LaSalle 11/22/2012 5,364 9,476 23 519 162 546 14/64 2,125
Martin Ranch B 9RH LaSalle 11/25/2012 5,364 9,428 23 482 240 522 14/64 2,000
Frances Lewton 2H DeWitt 12/5/2012 6,277 13,072 21 1,178 4,203 1,879 14/64 6,150
Matador Cowey Orca 1H DeWitt 12/9/2012 3,332 13,593 13 580 3,325 1,134 12/64 8,000
Northcut A 4H LaSalle 12/18/2012 4,592 9,069 16 395 139 418 14/64 1,580
Average 5,113 18.4 828  Bbl/day 1,082  Mcf/day 1,008 BOE/day
1) Total length of perforated lateral from the first perforation to the last perforation
2) Top perf is measured depth
3) Rates as reported or to be reported to the Texas Railroad Commission via W-2 or G-1 form
4) Rates are based on actual, stabilized, 24 hour production on a constant choke size
5) Oil equivalent rates are based on a 6:1 ratio of six Mcf gas per one Bbl oil

Eagle Ford Well Costs Declined During 2012 – Eastern Acreage

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
1 2 3 4 5 6 7 8 9 10
Total Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Wells drilled and completed using two casing strings.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

Eagle Ford Well Costs Declined During 2012 – Western Acreage

$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
1 2 3 4 5 6 7 8 9 10 11 12
Total Cost
5000' Normalized Cost
Note: Wells are displayed in chronological order.  Wells drilled and completed using two casing strings.  Well drilling and completions costs only; costs do not include pipelines and lease facilities.

$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
Bauxite               White Sand             Resin-Coated Sand
Average Frac Stage Cost per Well

Note: Wells are displayed in chronological order; includes all Matador operated wells drilled and completed through December 31, 2012

Eagle Ford Well Estimated ROR as a Function of EUR and Well Cost

Note: Individual well economics only.  NGL price differential +$2.50/Mcf.  Oil price differential +$4.30/Bbl.
Estimated Ultimate Recovery (EUR), MBOE
$90.00/Bbl NYMEX oil;
$3.00/Mcf NYMEX natural gas
$8.0
$10.0
$12.0
0
20
40
60
80
100
120
140
160
180
200
100 200 300 400 500 600 700
Well Cost,
millions
$7.0

Technical Advancements in the Eagle Ford
Rotary Steerable Tools
– Drilling time in curve and lateral reduced by two days
– Measurement While Drilling (MWD) telemetry closer to drill bit
– Improves ability to stay in “sweet-spot”
– Removes sumps and high-angle curves
Improved frac design
– Increases Stimulated Rock Volume (SRV)
– Tighter fracture spacing (25% more fractures than previous design)
– 35 Bbl/ft. frac fluid (75% increase from previous design)
– Zipper Fracs (simultaneous frac operations)
– Daily fixed cost reduced by 20%
– Increases drainage efficiency
Choke size reduction
– Delays effects of pressure-dependent formation permeability
– Increases Estimated Ultimate Recovery (EUR)
– Delays installation of artificial lift
– Lowers bottom-hole pressure differential
– Mitigates damage to proppant pack
Artificial lift
– Pumping units with pump-off controllers on low-gas/oil ratio (GOR) wells
– Gas-lift valves on high-gas/oil ratio (GOR) wells
– Electric Submersible Pumps (ESP) to accelerate unloading frac fluids

Drilling Times and Efficiencies 18 Note: As of January 25, 2013 * Bold wells utilized rotary steerable systems First 4 Wells

Zavala County Eagle Ford & Pearsall Trend

South Texas Multi-Pay Petroleum Systems:
Upside Potential in Zavala County
Note:  Information for Pearsall Oil Field sourced from public information
Note:  All acreage as of November 30, 2012 Olmos/Navarro Austin Chalk
Oil and Gas Fields:
Buda
Wilcox
Redhawk
Area
8,891 gross / 8,891 net acres
100% Held By Production (HBP)
All Rights, All Depths
Matador Resources Acreage
Edwards

Multi-Pay Fairway: Productive and Prospective Pay Zones
Historic Conventional Zones
Olmos-Navarro
Gas and oil fields in shallow section
Austin Chalk
Upper Austin horizontal drilling
Fractured reservoir
Buda
Primarily productive on structure
Fractured reservoir
Edwards
Productive on structure
“New” Unconventional Zones
“Chalkleford”
(Eagle Ford / Austin Chalk transition zone)
Recent results in Pearsall Field from other operators are positive
Eagle Ford
Lower costs combined with better completion techniques have improved initial results in northern oil window
Horizontal Buda Drilling
Exploratory play developing to exploit fracturing within the Buda both on and off structure
Pearsall Shale
Exploratory play, initial test wells now being drilled
Austin Chalk
Del Rio
Edwards
Glen Rose
Rodessa
Pearsall
Sligo
Olmos
Navarro
ANCC
Eagle Ford
Buda
Georgetown

San Antonio
Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR Acreage
OIL FAIRWAY OIL FAIRWAY
DRY GAS FAIRWAY DRY GAS FAIRWAY
Note:  All acreage as of November 30, 2012
Multi-Pay Fairway
with Pearsall, Austin Chalk and Buda potential
Matador Resources Acreage

Delaware Basin Southeast New Mexico and West Texas Key Operating Areas

Matador Today
Gross Acres
(1)
15,860 acres
Net Acres
(1)
7,638 acres
Southeast New Mexico / West Texas
Foothold of existing production and reserves
On August 10, 2012, acquired approx. 4,900
gross and 2,900 net acres prospective for the
Wolfbone play in the Delaware Basin in
Loving County, Texas.
(1) As of November 30, 2012
RANGER-
QUERECHO
WOLF
INDIAN DRAW

Wolfbone Play in the Delaware Basin (West Texas) Stratigraphic Column
Avalon Shale
Depth: 7,900’ – 8,300’ (Oil Window)
Density Porosity: 12-14%
Thickness: 300-500 ft.
Normal Pressure (0.45 psi/ft.)
Total Organic Carbon (TOC) 5-8%
XRD: 15-20% clay and 40-60% silica
IP: 100-270 Bbl/d   200-1,200 Mcf/d
Middle Wolfcamp
Depth: 11,500’ – 12,000’
Density Porosity: 12-15%
Thickness: 200-300 ft.
Geopressure (0.7psi/ft.)
Total Organic Carbon (TOC) 2-4%
Upper Wolfcamp
Depth: 10,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 280-350 ft.
Geopressure (0.7psi/ft.)
IP: 121-900 Bbl/d   250-3,300 Mcf/d
Horizontal Targets
1
st
2
nd
3
rd
Bone Spring
Depth: 8,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 10-100 ft.
Normal Pressure (0.45 psi/ft.)
IP: 10-600 Bbl/d   500-2,500 Mcf/d
Note:  Information from public sources

Wolf Leasehold:  Proposed Wolfbone
Multi-Zone Exploration Program and Surrounding Results
Proposed location for
Matador 2013 test well
26
Note: All acreage as of November 30, 2012
Chesapeake
Johnson 1-86 (1H)
Wolfcamp
17 mo.cum:
122 MBO; 344 MMcf
Wolf Energy
Dorothy White #1
(Vertical well)
3 BS / Upr Wolfcamp
Cum Prod.:
17 years
25 MBO; 93 MMcf
Wolf Energy
Wolf #1
(Vertical well)
3    BS / Upr Wolfcamp
Cum Prod.:
33 years
58 MBO; 620 MMcf
Chesapeake
Johnson 1-88 Lov #1H
Wolfcamp
10 mo.cum:
72 MBO; 295 MMcf
Chesapeake
Johnson 1-76 (1H)
Wolfcamp
22 mo.cum:
140 MBO; 475 MMcf
OXY
Reagan-McElvain 1H
Status Unknown
Spud 6/27/2012
Energen
Black Mamba 1-57
Wolfcamp
3 mo.cum:
61 MBO; 180 MMcf
Energen Resources
Grayling 1-69
IP: 791 BOPD
7.3 MMCFD
Anadarko
Black Tip Johnson 1-39(1H)
Wolfcamp
29 mo.cum:
234 MBO; 323 MMcf
rd
rd

Ranger Prospect Area: Proposed Wolfbone
Multi-Zone Exploration Program and Surrounding Results

Bone Spring / Upper Wolfcamp
Type Log
Proposed location for
Matador 2013 test well
Note: All acreage as of November 30, 2012
Legacy Operating
Lee Unit 4H
3 Bone Spring
13 mo.cum:
57 MBO; 55 MMcf
Cimarex Energy
Lynch 23 Fed #1H
3 Bone Spring
9 mo.cum:
130 MBO; 99 MMcf
Concho
Stratojet 31 State #1H
2 Bone Spring
11 mo.cum:
243 MBO; 276 MMcf
Concho
AirCobra 12 #2H
3 Bone Spring
12 mo.cum:
196 MBO; 132 MMcf
XOG Operating
(Vertical well)
Jordan B #1
Wolfcamp
20 years cum:
386 MBO; 5 Bcf
Concho
(Vertical well)
Neuhaus 14 Fed #2
Wolfcamp
8 years cum:
156 MBO; 2 Bcf
rd
nd
rd
rd

Haynesville & Cotton Valley Northwest Louisiana and East Texas Key Operating Areas

Tier 1 Haynesville and Elm Grove Cotton Valley Acreage Positions –
Almost all prospective Haynesville acreage is HBP
CADDO
BOSSIER
BIENVILLE
RED RIVER
TIER 1: 6 – 10+ Bcf
TIER 2: 4 – 6 Bcf
TIER 3: 2 – 4 Bcf
29
Elm Grove Cotton Valley:
49 Net Locations
Matador Operated
Acreage: 9,980 gross, 9,800 net
Locations: 71 gross, 49 net (@ 3-4
locations/section)
Potential Resource
(1)
: 135 – 170 Bcf net
Tier 1 Haynesville:
50 Net Locations
Acreage: 12,560 gross, 5,730 net
Locations: 397 gross, 50 net (@ 7
locations/section)
Potential Resource
(1)
: 250 – 310 Bcf net
MTDR CV Horizontal
T. Walker #1H
MTDR Haynesville
Williams (BLM) #1H
MTDR Haynesville
L.A. Wildlife #1H
(1) Potential resource should not be considered  proved  natural gas reserves.  Potential resource may be converted to proved  natural gas reserves as a result of successful drilling operations and higher natural gas prices
Note: Matador does not include any of this potential resource in its proved  natural gas reserves at September 30, 2012
Note: All acreage as of November 30, 2012

Haynesville Well Economics – Tier 1 Area
Natural Gas Price, $/Mcf
Note: Individual well economics only.  D&C cost = drilling and completion cost.  Natural gas price differential = ($0.85)/Mcf.
0
25
50
75
100
125
150
175
200
225
250
275
300
3
3.5
4 4.5 5 5.5
6
8 Bcf - $8.0 MM D&C Cost
9 Bcf - $8.0 MM D&C Cost
10 Bcf - $8.0 MM D&C Cost
8 Bcf - $9.0 MM D&C Cost
9 Bcf - $9.0 MM D&C Cost
10 Bcf - $9.0 MM D&C Cost

Cotton Valley Horizontal Well Economics
Note: Individual well economics only.  D&C cost = drilling and completion cost.  Natural gas price differential = (10%)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
$3.50 $4.00 $4.50 $5.00 $5.50 $6.00
Natural Gas Price, $/Mcf
4.0 Bcf - $5.6 MM D&C Cost
5.0 Bcf - $5.6 MM D&C Cost
6.0 Bcf - $5.6 MM D&C Cost
4.0 Bcf - $6.6 MM D&C Cost
5.0 Bcf - $6.6 MM D&C Cost
6.0 Bcf - $6.6 MM D&C Cost

Gracie Wyoming, Utah and Idaho Key Operating Areas

Matador Gracie Project Total Prospect Acreage
54,450 gross acres
26,908 net acres
33
Note: All acreage as of November 30, 2012
Crawford Federal #1H
completion scheduled
for summer 2013
IDAHO
UTAH
WYOMING
WYOMING
Crawford Federal  #1H

Southwest Wyoming Stratigraphy and Target Zones
Lamberson, Paul, 1982, The Fossil Basin
and its Relationship to the
Absaroka Thrust System,
Wyoming and Utah, RMAG
Meade Peak Shale
Cretaceous Shales
2% TOC
Crawford Federal #1:
34
13% TOC
Drilled straight hole in late 2011
Encountered 161’ Meade Peak with 46’
of main pay
Recovered 50’ conventional core
across pay zone
TOC
ave
4.52%  (Maximum 14.2%)
Thermally mature: Ro 1.69%
Porosity Average: 3.0– 5.0%
Micro-Darcy Permeability

2013 Capital Investment Plan

2013 Capital Investment Plan Highlights

2013 projected capital expenditures of approximately $310 million
– Drill and complete or participate in 48 gross/31.3 net wells in 2013
– Including 31.0 gross/25.8 net Eagle Ford Shale and 3.0 gross/3.0 net Bone Spring/Wolfcamp
– Also, includes 3.0 gross/1.6 net exploratory Austin Chalk, Buda and Edwards test
– Includes approximately $25 million for pipelines/facilities and $25 million for land/seismic acquisition
2013 Production Expectations
– Oil production of 1.6 to 1.8 million barrels – up about 40% from 2012
– Natural gas production of 11.0 to 12.0 Bcf – down about 8% from 2012
2013 Financial Expectations
– Oil and natural gas revenues
(1)
of $200 to $220 million – up about 40% from estimated in 2012
– Adjusted EBITDA
(1)(2)
of $140 to $160 million – up about 33% from estimated in 2012
– Total borrowings outstanding estimated to be $310 to $320 million at YE 2013
Maintain financial discipline by funding 2013 capital expenditures through operating cash flows and borrowings under revolving credit facility
– 2013 oil production volumes well hedged to protect cash flows below about $88/Bbl oil price
(1)  Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of guidance range using late November 2012 strip prices for oil and natural gas, plus property-specific differentials.  Estimated average realized prices for oil and natural gas were $94.00/Bbl and $4.43/Mcf, respectively
(2)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

2013 Oil Production
Estimated total oil production of 1.6 to
1.8 million barrels
Increase of approximately 40% from
2012
Oil production expected to decline from
year-end 2012 levels in early 2013
Production delays, shut-ins due to pad
drilling, zipper fracs, etc.
Oil production expected to return to
over 5,000 Bbl/d during second half of
2013
2013 Natural Gas Production
Estimated total natural gas production
of 11.0 to 12.0 Bcf
Decrease of approximately 8% from
2012
Gas production expected to remain
relatively flat during 2013, but should
include higher percentage of liquids-
rich gas
2013 Production Expectations
(1) Estimated quarterly average oil and natural gas production at midpoint of guidance range
Oil Production
(1)
(Bbl/d)
Natural Gas Production
(1)
(MMcf/d)
0
1,000
2,000
3,000
4,000
5,000
6,000
1Q13 2Q13 3Q13 4Q13
0.0
10.0
20.0
30.0
40.0
1Q13 2Q13 3Q13 4Q13
–

2013 Revenue and Adjusted EBITDA
(1)(2)
Estimated oil and natural gas revenues of $200
to $220 million
Increase of approximately 40% from
estimated $145 to $155 million in 2012
Estimated Adjusted EBITDA
(1)(2)
of $140 to $160
million
Increase of approximately 33% from
estimated $110 to $115 million in 2012
Adjusted EBITDA
(1)(2)
growth expected to be
impacted by lower oil price realizations and an
estimated decrease of approximately $13
million in realized hedging gains compared to
2012
2013 Operating Costs
Estimated average unit costs per BOE
Production taxes/marketing = $4.10
Lease operating = $8.20
G&A = $4.70
Operating cash costs, excluding interest = $17.00
DD&A = $29.50
2013 Financial Expectations
Oil and Natural Gas Revenues
(2)
(millions)
Adjusted EBITDA
(1)(2)
(millions)
$19.0
$34.0
$67.0
$150.0
$210.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
2009 2010 2011 2012E 2013E
$15.2
$23.6
$49.9
$112.5
$150.0
$0.0
$40.0
$80.0
$120.0
$160.0
2009 2010 2011 2012E 2013E
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix
(2)  Estimated 2013 oil and natural gas revenues and Adjusted EBITDA at midpoint of guidance range using  late November 2012 strip prices for oil and natural gas, plus property-specific differentials.  Estimated average realized prices for oil and natural gas were $94.00/Bbl and $4.43/Mcf, respectively

Funding for 2013 Capital Investment Plan

Maintain financial discipline by anticipated funding of 2013 capital expenditures through operating cash flows and borrowings under revolving credit facility
– Most of 2013 Eagle Ford program is development drilling and largely de-risked by 2012 results
– 1.5 million barrels of 2013 oil production hedged protecting cash flows below approximately $88/Bbl oil price
Credit facility status at January 25, 2013
– Borrowing base of $215 million; total facility size of $500 million; facility matures in December 2016
– Borrowings outstanding of $165 million
Ability to request quarterly borrowing base increases with growth in oil and natural gas reserves throughout 2013
– Estimated borrowings outstanding of $310 to $320 million at YE 2013
Additional flexibility to manage liquidity
– No long-term drilling rig or service contract commitments
– $25 million estimated for discretionary land/seismic acquisitions
– No significant non-operated well obligations
Simple capital structure; no high-yield debt or convertibles on balance sheet

Continued Oil/Liquids Focus to Fuel 2013 Growth
2013 Anticipated Drilling 2013E CapEx
Gross Wells Net Wells (in millions)
Total Total % Total %
South Texas
Eagle Ford Shale 31.0              25.8              82.4%   $217.0 70.1%
Austin Chalk, Buda, Edwards 3.0                1.6                5.1%     $5.9 1.9%
Facilities/Pipelines/Etc. -                     -                     -           $19.8 6.4%
Area Total 34.0              27.4              87.5%   $242.7 78.4%
West Texas/Southeast New Mexico
Bone Spring/Wolfcamp 3.0                3.0                9.6%     $30.2 9.8%
Facilities/Pipelines/Etc. -                     -                     -           $5.4 1.7%
Area Total 3.0                3.0                9.6%     $35.6 11.5%
Northwest Louisiana
Haynesville Shale 10.0              0.5                1.6%     $5.1 1.7%
Southwest Wyoming
Meade Peak Shale 1.0                0.4                1.3%     $1.0 0.3%
Other
Land/Seismic/Etc. -                     -                     -           $25.0 8.1%
Total 48.0              31.3              100.0% $309.4 100.0%

EAGLE FORD EAST
7,568 gross / 6,171 net acres
EOG OPERATED, MTDR WI ~21%
13,055 gross / 2,515 net acres
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
14,812 gross / 11,978 net acres
San Antonio
Medina
Zavala Frio
Dimmit
La Salle
Webb
Bexar
Atascosa
McMullen
Dewitt
Gonzales
Wilson
EAGLE FORD ACREAGE TOTALS
44,326 gross / 29,555 net acres
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Glasscock
Ranch
Shelton
Newman ZLS
Martin Ranch
Northcut
Affleck
Troutt
Sutton
MRC/EOG
Pawelek
Danysh
Sickenius
Lyssy
Repka
RCT Wilson
Love
Cowey
Keseling
Finney
Lewton
Hennig
Nickel
Ranch
Pena
Matador Resources Acreage
2013 South Texas Drilling Plan
Note:  All acreage values at November 30, 2012.  Net wells reflect Matador’s working interest ownership
Karnes
13
2
2
1
3
4 (Non-Op)
4
1 (Buda – Non-Op)
1 (Edwards – Non-Op)
1
1
1 (Austin Chalk)
Potential Remaining Eagle Ford Drilling Locations
214 gross/164 net locations
Tier 1 – 107 gross/78 net locations (80-acre spacing)
Tier 2 – 107 gross/86 net locations (primarily Glasscock Ranch and
Sutton, both HBP, 80 to 120-acre spacing)
No Eagle Ford locations estimated for Atascosa acreage
Numbers do not include any potential locations for other horizons –
e.g., Austin Chalk, “Chalkleford”, Buda, Pearsall
*At December 31, 2012
# - Gross wells planned in 2013;  All Matador
operated Eagle Ford wells unless noted
otherwise
34 gross/27.4 net wells planned in 2013

Delaware Basin Acreage and 2013 Drilling Plan
RANGER
LOVING
WOLF
1
1
1
42
DELAWARE BASIN PROSPECTIVE ACREAGE
7,498 gross / 4,928 net acres
RANGER
1,955 gross / 1,562 net acres
Ranger A2
Primary Target: Wolfcamp Shale
Ranger A1
Primary Target: 2nd Bone Spring Sand
# - Matador operated wells planned in 2013
3 gross/3 net horizontal wells planned in 2013
Wolf 1
Primary Target: Wolfcamp Shale
WOLF
5,203 gross / 2,977 net acres
Matador’s acreage position as of November 30, 2012 shown in red.  Note:  Certain additional Matador acreage in
West Texas/Southeast New Mexico not considered prospective as of November 30, 2012

Financials

January 7, 2013 Operational Update

Matador announced that its average production rate during the month of December 2012 was approximately 5,800 barrels of oil per day and 34.6 million cubic feet of gas per day, or approximately
11,500 BOE per day.
The average oil rate for December of 5,800 barrels per day was about 10% higher than the midpoint of the Company’s 2012 exit rate guidance of 5,000 to 5,500 barrels per day
There are no other changes to the Company’s guidance for its 2012 or 2013 results
The Company also announced an increase in its borrowing base to $215 million based on its lenders’
review of the Company’s proved oil and natural gas reserves at September 30, 2012

Recent Production and Financial Highlights

Record results in Q3 2012
– Oil production of 303,000 Bbl, a sequential quarterly increase of 6% from 285,000 Bbl produced in
Q2 2012 and a year-over-year increase of 7-fold
– 25% sequential increase in oil reserves to 8.4 million Bbl and 20% sequential increase in PV-10
(1)
of
proved reserves to $363.6 million (Standardized Measure of $333.9 million)
– Average daily oil equivalent production of 8,838 BOE per day, including 3,291 Bbl of oil per day and
33.3 MMcf of natural gas per day
– Oil production of 3,291 Bbl per day, up 7-fold from 465 Bbl per day in Q3 2011; gas production of
33.3 MMcf per day down about 14% from Q3 2011 and flat to Q2 2012
– Total realized revenues, including hedging, of $41.4 million, a year-over-year increase of 119%; oil and natural gas revenues of $38.0 million, a year-over-year increase of 118%
– Adjusted EBITDA
(2)
of $28.6 million, a year-over-year increase of 137%
Nine months ended September 30, 2012
– Total realized revenues, including hedging, of $114.4 million, a year-over-year increase of 103%; oil and natural gas revenues of $103.3 million, a year-over-year increase of 99%
– Adjusted EBITDA
(2)
of $77.9 million, a year-over-year increase of 107%
(1)
PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10, see Appendix
(2)
Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

2013 and 2014 Hedging Profile
1.5 million barrels of oil hedged for 2013
at weighted average floor and ceiling of
$88/Bbl and $107/Bbl, respectively
4.7 Bcf of natural gas hedged at weighted
average floor and ceiling of $3.34/MMBtu
and $4.84/MMBtu, respectively
4.9 million gallons of natural gas liquids
hedged at weighted average price of
$0.79/gal
As of January 25, 2013, Matador has
840,000 barrels of oil hedged for 2014 at
weighted average floor and ceiling of
$86/Bbl and $100/Bbl, respectively
Oil Hedges (Costless Collars)
FY 2013
Total Volume Hedged by Ceiling (Bbl) 1,260,000
Weighted Average Price ($ / Bbl) $110.26
Total Volume Hedged by Floor (Bbl) 1,260,000
Weighted Average Price ($ / Bbl) $87.14
Oil Hedges (Swaps)
FY 2013
Total Volume Hedged (Bbl) 240,000
Weighted Average Price ($ / Bbl) $90.43
Natural Gas Hedges (Costless Collars)
FY 2013
Total Volume Hedged by Ceiling (Bcf) 4.65
Weighted Average Price ($ / MMBtu) $4.84
Total Volume Hedged by Floor (Bcf) 4.65
Weighted Average Price ($ / MMBtu) $3.34
Natural Gas Liquids (NGLs) Hedges (Swaps)
FY 2013
Total Volume Hedged (gal) 4,864,800
Weighted Average Price ($ / gal) $0.79

Reserves Summary – December 31, 2012

Total proved reserves: 23.8 million BOE (142.9 Bcfe) at December 31, 2012, including 10.5 million Bbl of oil and 80.0 Bcf of natural gas
Oil reserves grew 176% to 10.5 million Bbl from 3.8 million Bbl at December 31, 2011
PV-10
(1)
increased 70% to $423.2 million from $248.7 million at December 31, 2011, despite removal of close to 100 Bcf of proved undeveloped Haynesville shale gas reserves at June 30, 2012
Oil reserves comprised 44% (1 Bbl = 6 Mcf basis) of total proved reserves at December 31, 2012, up from
12% at December 31, 2011
Eagle Ford reserves comprised 93% of total PV-10
(1)
at December 31, 2012 as compared to 52% at
December 31, 2011
Sequential growth from 9/30/2012 to 12/31/2012
– Oil reserves grew 25% to 10.5 million Bbl from 8.4 million Bbl at September 30, 2012
– PV-10
(1)
increased 16% to $423.2 million from $363.6 million at September 30, 2012
(1)  PV-10 is a non-GAAP financial measure. Matador is unable to calculate standardized measure at December 31, 2012 until it completes its audit.  For a reconciliation of PV-10, see Appendix

Value of Proved Reserves Up 70% and Shifting to Oil Over Past Year
Eagle Ford
$393.6 million, 93%
Haynesville
$21.8 million, 5%
Cotton Valley
$5.9 million, 1%
SE New Mexico
$2.0 million, 0%
December 31, 2012
PV-10
(1)
: $423.2 million
(2)
Proved Producing Reserves PV-10
(1)
: $297.5 Million
Haynesville
$96.6 million, 39%
Cotton Valley
$19.5 million, 8%
Eagle Ford
$130.2 million, 52%
SE New Mexico
$2.4 million, 1%
December 31, 2011
PV-10
(1)
: $248.7 million
Proved Producing Reserves PV-10
(1)
: $154.1 Million
(1) PV-10 is a non-GAAP financial measure. Matador will provide standardized measure at December 31, 2012 with its December 2012 audited financial results.  For a reconciliation of PV-10, see Appendix
(2) Future undiscounted net revenue of $704.2 million using YE 2012 SEC pricing of $91.21/Bbl oil and $2.757/MMBtu gas

Appendix

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Dr. Stephen A. Holditch
Director
- Professor and Former Head of Dept. of Petroleum Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Lead Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law & Investments
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Mino Capossela
Special Board Advisor
- Retired partner Goldman Sachs; Charter Financial Analyst; Private Investor
Finance and
Management
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Wade I. Massad
Special Board Advisor
- Managing Member, Cleveland Capital Management, LLC
- Former EVP Capital Markets, Matador Resources Company
- Formerly with KeyBanc Capital Markets and RBC Capital Markets
Capital Markets
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper, Jr.
Special Board Advisor
- Retired President, DeGolyer and MacNaughton (Worldwide Petroleum Consultants)
Oil & Gas Executive
Management

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
32 years Since Inception
David E. Lancaster
EVP and COO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
33 years Since 2003
Matthew V. Hairford
EVP and Head of Operations
- Samson, Sonat, Conoco 28 years Since 2004
David F. Nicklin
Executive Director of Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
41 years Since 2007
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
35 years Since Inception
Craig N. Adams
VP and General Counsel
- Baker Botts L.L.P., Thompson & Knight LLP 20 years Since 2012
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 28 years Since Inception
Ryan London
Senior Completion Engineer
Eagle Ford Asset Manager
- Matador Resources Company 9 years Since 2003

Quarterly Performance Metrics Through Q3 2012
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Equivalent Production
(BOE/d)
$9.2
$7.5
$8.5
$8.9
$13.7
$20.9
$17.4
$15.0
$29.2
$36.1
$38.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
$6.1
$5.2
$5.8
$6.5
$10.1
$15.3
$12.1
$12.4
$21.3
$27.9
$28.6
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
$9.5
$9.1
$9.6
$11.2
$15.5
$21.8
$18.9
$17.9
$32.2
$40.8
$41.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

South Texas Pearsall Play:
Activity & Liquids to Dry Gas Distribution Model
Anadarko
Newfield
Chesapeake
Shell
Gas Activity
EOG Tests
Condensate belt
500 – 2,000 BC/mo.
Temp. Abnd or
EGFD Horiz.
Top Pearsall Depth Map
CI = 500’
Cheyenne
Indio Tanks Horiz. program
4 horizs w/ 700 to 450 BCPD
plus 4-6 MMCFGPD
Chesapeake
Wilson C#1HP
IP 250 BCPD/ 3 MMCFPD
Abnd.
Chesapeake
Brownlow #3H
Abandoned Test
PXP
Chesapeake
Avant D#1HP
300 BC/mo.
Abnd.
Cheyenne
Drilling
Cabot
6 Horiz. Drilled
3 Permits
Blackbrush O&G
Pals Ranch 11H
IP 706 BCPD/ 4 MMCFPD
Valence Op. Co.

Note:  All acreage as of November 30, 2012
Note:  Well data available through public sources and interpretation by Matador Resources

Zavala, Frio, La Salle and Dimmit Counties:
Important Matador and Competitor Wells Since 2011

( ZaZa) Cenizo Ranch B 3H
Best 3 Oil – 17,312
(MTDR) GR 1H
6,125’ Lateral
On pump @ 60 BOPD
Best 3 Oil – 9,827
Est. EUR = 100,000 BOE
(Buffco) Howett 1H
OIL IP: 243;  GAS IP: 152
22/64” choke
Best 3 Oil – 13,991
(Crimson) K M Ranch 2H
OIL IP: 457;  GAS IP: 326
Last Act. Date – 09/2012
(CHK) Traylor North 2H
OIL IP: 405;  GAS IP: 78
14/64” choke
Best 3 Oil – 19,476
(CHK) Winterbotham A 4H
OIL IP: 909
13/64” choke
Best 3 Oil – 25,344
(CHK) Winterbotham A 1H
OIL IP: 1,448
13/64” choke
Best 3 Oil – 37,870
(US Enercorp) Rally 1H - CHKFD
OIL IP: 416; GAS IP: 175
16/64” choke
Best 3 Oil – 52,058
(Goodrich) Burns A 35H
OIL IP: 736;  GAS IP: 589
49/64” choke
Best 3 Oil – 22,111
(CHK) Brownlow 1H
OIL IP: 764;  GAS IP: 437
30/64” choke
Best 3 Oil – 21,853
(Crimson) K M Ranch 1H
Plug back 3,076’ Lateral
OIL IP: 200;  GAS IP: 275
20/64” choke
Best 3 Oil – 8,038
(Hughes) LANG 1H - Buda
OIL IP: 165;  GAS IP: 200
18/64” choke
Best 3 Oil – 2,039
(CHK) Bohannam Dim C 1H
OIL IP: 466;  GAS IP: 174
10/64” choke
Best 3 Oil – 18,031
LEGEND
AUSTIN CHALK
BUDA/DEL RIO
Matador Acreage
Buda Wells
Wells Spudded Since 1/2011
(BBOG)  Nickolson 1H
OIL IP: 218; GAS IP: 2,167
19/64” choke
Best 3 Oil – 9,520
(BBOG) Oppenheimer A1
OIL IP: 273; GAS IP: 1,400
38/64” choke
Best 3 Oil – 9,725
(BBOG) Calvert 1H - Buda
OIL IP: 170; GAS IP: 1,812
28/64” choke
Best 3 Oil – 14,292
(CHK) Rogers B 2H
OIL IP: 560;  GAS IP: 175
12/64” choke
Best 3 Oil – 31,184
(MTDR) ZLS 1H
4,551’ Comp. Lateral
Post Frac Clean Up Phase
Note:  Well data available through public sources and interpretation by Matador Resources
Note:  All acreage as of November 30, 2012

Adjusted EBITDA Reconciliation
This presentation includes, and certain statements made during this presentation may include, the non-
GAAP financial measure of Adjusted EBITDA.  We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-
based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense, and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net (loss) income or cash flows as determined by GAAP. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.
The following tables present our calculation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to the GAAP financial measures of net income (loss) and net cash provided by operating activities, respectively, that are of a historical nature. Where references are forward-looking, prospective or estimates in nature, and not based on historical fact, the table does not provide a reconciliation. We could not provide such reconciliations without undue hardship because the Adjusted EBITDA numbers included in this presentation, and that may be included in certain statements made during the presentation, are estimations, approximations and/or ranges.  In addition, it would be difficult for us to present a detailed reconciliation on account of many unknown variables for the reconciling items.

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss)
income and cash provided by operating activities, respectively.
Year Ended December 31,
Nine Months Ended
September 30,
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net (loss) income ($300) $103,878 ($14,425) $6,377 ($10,309) ($8,568)
Interest expense - - - 3 683 453
Total income tax provision (benefit) - 20,023 (9,925) 3,521 (5,521) (1,152)
Depletion, depreciation and amortization 7,889 12,127 10,743 15,596 31,754 52,799
Accretion of asset retirement obligations 70 92 137 155 209 170
Full-cost ceiling impairment - 22,195 25,244 - 35,673 33,206
Unrealized loss (gain) on derivatives 211 (3,592) 2,375 (3,139) (5,138) 1,149
Stock option and grant expense 205 605 622 824 2,362 (585)
Restricted stock grants 15 60 34 74 44 362
Net loss (gain) on asset sales and inventory impairment - (136,977) 379 224 154 60
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $77,894
Year Ended December 31,
Nine Months Ended
September 30,
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $7,881 $25,851 $1,791 $27,273 $61,868 $80,325
Net change in operating assets and liabilities 209 (17,888) 15,717 (2,230) (12,594) (3,072)
Interest expense - - - 3 683 453
Current income tax provision (benefit) - 10,448 (2,324) (1,411) (46) 188
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $77,894

Adjusted EBITDA Reconciliation (Cont.)
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss)
income and cash provided by operating activities, respectively.
(In thousands) 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
Unaudited Adjusted EBITDA reconciliation to
Net Income (Loss):
Net income (loss) $ 5,676 $ (984) $ 2,681 $ (996) $ (27,596) $ 7,153 $ 6,194 $ 3,941 $ 3,801 $ (6,676) $ (9,197)
Interest expense - - - 3 106 184 171 222 308 1 144
Total income tax provision (benefit) 2,975 (516) 1,584 (522) (6,906) (46) - 1,430 3,064 (3,713) (593)
Depletion, depreciation and amortization 3,362 3,702 3,868 4,665 7,111 8,180 7,287 9,175 11,205 19,914 21,680
Accretion of asset retirement obligations 38 30 39 48 39 57 62 51 53 58 59
Full-cost ceiling impairment - - - - 35,673 - - - - 33,205 3,596
Unrealized (gain) loss on derivatives (6,093) 2,822 (2,541) 2,674 1,668 (332) (2,870) (3,604) 3,270 (15,114) 12,993
Stock option and grant expense 180 153 133 357 42 117 1,220 983 (374) 41 (252)
Restricted stock grants 6 8 11 49 11 11 14 8 11 150 201
Net (gain)/loss on asset sales and inventory impairment - - - 224 - - - 154 - 60 -
Adjusted EBITDA $ 6,142 $ 5,215 $ 5,776 $ 6,502 $ 10,148 $ 15,324 $ 12,078 $ 12,360 $ 21,338 $ 27,926 $ 28,631
(In thousands) 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
Unaudited Adjusted EBITDA reconciliation to
Net Cash Provided by Operating Activities:
Net cash provided by operating activities $ 7,673 $ 29,040 $ (15,322) $ 5,883 $ 12,732 $ 6,799 $ 14,912 $ 27,425 $ 5,110 $ 46,416 $ 28,799
Net change in operating assets and liabilities (1,531) (23,824) 22,509 616 (2,690) 8,386 (3,004) (15,287) 15,920 (18,491) (500)
Interest expense - - - 3 106 184 171 222 308 1 144
Current income tax (benefit) provision - - (1,411) - - (45) (1) - - - 188
Adjusted EBITDA $ 6,142 $ 5,215 $ 5,776 $ 6,502 $ 10,148 $ 15,324 $ 12,078 $ 12,360 $ 21,338 $ 27,926 $ 28,631

PV-10 Reconciliation
PV-10 is a non-GAAP financial measure and generally differs from Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. PV-10 is not an estimate of the fair market value of our properties. Matador and others in the industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies and of the potential return on investment related to the companies’ properties without regard to the specific tax characteristics of such entities. The PV-10 at September 30, 2012, December 31, 2011 and September 30, 2011
may be reconciled to the Standardized Measure of discounted future net cash flows at such dates by reducing
PV-10 by the discounted future income taxes associated with such reserves. The discounted future income taxes at September 30, 2012, December 31, 2011 and September 30, 2011 were, in millions, $29.7, $33.2 and $11.8, respectively.
We have not provided a reconciliation of PV-10 to Standardized Measure at December 31, 2012.  We could not provide such a reconciliation without undue hardship because we have not completed the audit of our 12/31/12 financial statements.  In addition, it would be difficult for us to present a detailed reconciliation on account of many unknown variables for the reconciling items.